UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2011

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 22, 2011, Hormel Foods Corporation (the Company) entered into a First Amendment to the Credit Agreement dated as of May 25, 2010 by and among the Company and Wells Fargo Bank, National Association, as Administrative Agent (the “Credit Agreement”).  The amendment updates terms and conditions, extends the maturity of the agreement to November 22, 2016, adds CoBank, ACB as a new lender, updates commitment percentages and updates definitions throughout the agreement.  A copy of the amendment is attached hereto as Exhibit 99.

Section 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits furnished pursuant to Item 2.03

99       First Amendment to U.S. $300,000,000 Revolving Credit Agreement, dated as of May 25, 2010, between the Company, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders identified on the signature pages thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	November 29, 2011	By	/s/J. H. FERAGEN
J. H. FERAGEN
Executive Vice President
and Chief Financial Officer

Dated:	November 29, 2011	By	/s/J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller